UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017

Great Elm Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-01211 (Commission File Number)	81-2621577 (IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA (Address of principal executive offices)	02453 (Zip Code)

Registrant's telephone number, including area code (617) 375-3006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2017, the registrant issued the press release and published a presentation furnished as exhibits 99.1 and 99.2, respectively, to this report.

Item 9.01 Financial Statements and Exhibits.

The exhibit index following the signature page to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of August 14, 2017.

GREAT ELM CAPITAL CORP.

/s/ Michael J. Sell

By:  Michael J. Sell

Title:  Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press release, dated August 14, 2017
99.2	Presentation, dated August 14, 2017